Davis Select U.S. Equity ETF
Davis Select International ETF
Davis Select Worldwide ETF
Davis Select Financial ETF
Portfolios of Davis Fundamental ETF Trust

Supplement dated July 1, 2024
To the Statement of Additional Information dated February 29, 2024

The following replaces the “Creation and Redemption Transaction Fees” section.

Creation and Redemption Transaction Fees. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional fee or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
Transaction Fee (1)(2)
Davis Select U.S. Equity ETF	$150
Davis Select Financial ETF	$300
Davis Select International ETF	$300
Davis Select Worldwide ETF	$300

(1) From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
(2) In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.